Innovator Laddered Allocation Power Buffer ETF
Schedule of Investments
January 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Innovator U.S. Equity Power Buffer ETF - January (a)(b)(c)	1,040,606	$44,589,967
Innovator U.S. Equity Power Buffer ETF - February (a)(b)(c)	1,192,753	44,274,991
Innovator U.S. Equity Power Buffer ETF - March (a)(b)	1,093,604	44,553,427
Innovator U.S. Equity Power Buffer ETF - April (a)(b)	1,192,414	44,453,194
Innovator U.S. Equity Power Buffer ETF - May (a)(b)	1,219,719	44,287,997
Innovator U.S. Equity Power Buffer ETF - June (a)(b)	1,164,903	44,312,910
Innovator U.S. Equity Power Buffer ETF - July (a)(b)(c)	1,060,550	44,277,963
Innovator U.S. Equity Power Buffer ETF - August (a)(b)(c)	1,132,644	44,241,074
Innovator U.S. Equity Power Buffer ETF - September (a)(b)(c)	1,114,499	44,256,755
Innovator U.S. Equity Power Buffer ETF - October (a)(b)	1,100,579	44,122,212
Innovator U.S. Equity Power Buffer ETF - November (a)(b)(c)	1,165,371	44,750,247
Innovator U.S. Equity Power Buffer ETF - December (a)(b)(c)	1,122,623	43,838,428
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $470,273,605)		531,959,165

SHORT-TERM INVESTMENTS - 3.6%		Value
Investments Purchased with Proceeds from Securities Lending - 3.6%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.49% (d)	19,181,425	19,181,425
TOTAL SHORT-TERM INVESTMENTS (Cost $19,181,425)		19,181,425

TOTAL INVESTMENTS - 103.5% (Cost $489,455,030)		551,140,590
Money Market Deposit Account - 0.1% (e)		758,478
Liabilities in Excess of Other Assets - (3.6)%		(19,178,406)
TOTAL NET ASSETS - 100.0%		$532,720,662
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	Affiliated security as defined by the Investment Company Act of 1940.
(c)	All or a portion of this security is on loan as of January 31, 2025. The total market value of these securities was $18,707,049 which represented 3.5% of net assets.
(d)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 4.20%.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Innovator Laddered Allocation Power Buffer ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$531,959,165	$–	$–	$531,959,165
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	19,181,425
Total Investments	$531,959,165	$–	$–	$551,140,590

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $19,181,425 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2025
(% of Net Assets)

Affiliated Exchange Traded Funds	$531,959,165	99.9%
Investments Purchased with Proceeds from Securities Lending	19,181,425	3.6
Money Market Deposit Account	758,478	0.1
Liabilities in Excess of Other Assets	(19,178,406)	(3.6)
	$532,720,662	100.0%

Transactions with Affiliates

BUFF has the following transactions during the period ended January 31, 2025 with affiliated companies:
					Period Ended January 31, 2025
Security Name	Value as of November 1, 2024	Purchases	Sales	Value as of Jaunary 31, 2025	Share Balance	Dividend Income	Net Realized Gain (Loss) on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)
Innovator U.S. Equity Power Buffer ETF - January	$40,342,291	$7,299,106	$4,561,955	$44,589,967	1,040,606	$-	$1,158,822	$351,703
Innovator U.S. Equity Power Buffer ETF - February	40,276,143	7,298,980	4,520,631	44,274,991	1,192,753	-	1,045,018	175,481
Innovator U.S. Equity Power Buffer ETF - March	40,111,318	7,321,610	4,547,554	44,553,427	1,093,604	-	1,067,369	600,684
Innovator U.S. Equity Power Buffer ETF - April	39,997,046	7,335,417	4,552,790	44,453,194	1,192,414	-	1,043,668	629,853
Innovator U.S. Equity Power Buffer ETF - May	40,222,127	7,305,223	4,530,684	44,287,997	1,219,719	-	942,716	348,615
Innovator U.S. Equity Power Buffer ETF - June	40,109,672	7,311,818	4,534,709	44,312,910	1,164,903	-	877,387	548,742
Innovator U.S. Equity Power Buffer ETF - July	39,931,091	7,322,086	4,535,234	44,277,963	1,060,550	-	1,264,511	295,509
Innovator U.S. Equity Power Buffer ETF - August	39,953,058	7,308,698	4,529,078	44,241,074	1,132,644	-	1,141,651	366,745
Innovator U.S. Equity Power Buffer ETF - September	39,959,973	7,307,306	4,525,162	44,256,755	1,114,499	-	1,168,464	346,174
Innovator U.S. Equity Power Buffer ETF - October	39,841,715	7,301,302	4,522,464	44,122,212	1,100,579	-	1,196,172	305,487
Innovator U.S. Equity Power Buffer ETF - November	40,485,708	7,402,911	4,582,770	44,750,247	1,165,371	-	979,897	464,501
Innovator U.S. Equity Power Buffer ETF - December	40,513,758	7,255,753	4,482,077	43,838,428	1,122,623	-	987,591	(436,597)
Total				$531,959,165			$12,873,266	$3,996,897